UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): September 20, 2006

GASCO ENERGY, INC.
(Exact Name of Registrant as Specified in Its Charter)
Nevada
(State or Other Jurisdiction of Incorporation)

0-26321	98-0204105

(Commission File Number)	(I.R.S. Employer Identification No.)

8 Inverness Drive East, Suite 100
Englewood, Colorado	80112

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (303) 483-0044
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Agreement and Plan of Merger
Voting Agreement
Press Release

Item 1.01. Entry into a Material Definitive Agreement.
     On September 20, 2006, Gasco Energy, Inc., a Nevada corporation (“Gasco”), Gasco Acquisition, Inc., a Nevada corporation and a direct, wholly owned subsidiary of Gasco (“Merger Sub”), and Brek Energy Corporation, a Nevada corporation (“Brek”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which Gasco will acquire Brek in a stock transaction.
     Subject to the terms and conditions of the Merger Agreement, Merger Sub will be merged with and into Brek (the “Merger”), and Brek will continue as the surviving corporation of the Merger and as a wholly owned subsidiary of Gasco. The transactions contemplated by the Merger Agreement are intended, for Federal income tax purposes, to qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.
     Gasco has agreed to issue an aggregate of 11 million shares of its common stock (the “Merger Consideration”) in exchange for all outstanding shares of common stock of Brek as of the closing of the Merger, calculated on a fully diluted basis.
     Brek has made customary representations, warranties and covenants in the Merger Agreement, including, subject to certain exceptions, covenants (i) to conduct its business in the ordinary course consistent with past practice between the execution of the Merger Agreement and the consummation of the Merger, (ii) not to engage in certain kinds of transactions during such period, (iii) not to adopt changes to its articles of incorporation or bylaws that would alter the terms of its common stock, (iv) not to solicit proposals relating to alternative business combination transactions or (v) not to enter into discussions concerning or provide confidential information in connection with alternative business combination transactions. Gasco has made customary representations, warranties and covenants in the Merger Agreement, including, subject to certain exceptions, covenants (i) not to adopt changes to its articles of incorporation or bylaws that would alter the terms of its common stock or (ii) not to split, combine or reclassify any of its capital stock.
     Consummation of the transactions contemplated by the Merger Agreement is subject to customary conditions, including (i) approval by the holders of Brek common stock (see the discussion of the Voting Agreement below), (ii) absence of any law or order prohibiting the closing, (iii) the effectiveness of the Registration Statement on Form S-4 to be filed with the Securities and Exchange Commission (the “SEC”) regarding the transaction, (iv) subject to certain exceptions, the accuracy of representations and warranties and (v) the absence of any material adverse effect with respect to each party’s business.
     The Merger Agreement contains certain termination rights for both Gasco and Brek and further provides that, upon termination of the Merger Agreement under specified circumstances, Brek may be required to pay Gasco a termination fee of $1.0 million plus expenses of Gasco not to exceed $1.0 million.
     Simultaneously with the execution of the Merger Agreement, Gasco, Richard N. Jeffs, Gregory Pek, Ian Robinson, Michael L. Nazmack, Eugene Sweeney and Shawne Malone (the “Stockholders”) entered into a Voting Agreement (the “Voting Agreement”), dated September 20, 2006, pursuant to which each Stockholder has agreed, among other things, to vote its shares of common stock of Brek for the approval and adoption of the Merger Agreement and the transactions contemplated by the Merger Agreement. In addition, Brek’s President and CEO, who owns approximately 18% of the outstanding common stock of Brek, has agreed to deposit 550,000 shares of Gasco common stock acquired in the transaction in escrow to satisfy any claims with respect to breaches of representations and warranties of Brek.
     The foregoing descriptions of the Merger Agreement and Voting Agreement and the transactions contemplated thereby do not purport to be complete and are qualified in their entirety by reference to the relevant document. The Merger Agreement is attached hereto as

Exhibit 2.1 and is incorporated herein by reference. The Voting Agreement is attached hereto as Exhibit 4.1 and is incorporated herein by reference.
Item 8.01 Other Events.
     On September 20, 2006, the Company issued a press release announcing that it entered into the Merger Agreement. The full text of the press release is furnished as Exhibit 99.1 to this Report and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
(c) Exhibit

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of September 20, 2006, by and among Gasco Energy, Inc., Gasco Acquisition, Inc. and Brek Energy Corporation (1)

4.1	Voting Agreement, dated September 20, 2006, by and among Gasco Energy, Inc., Richard N. Jeffs, Gregory Pek, Ian Robinson, Michael L. Nazmack, Eugene Sweeney and Shawne Malone

99.1	Press Release issued by Gasco Energy, Inc., dated September 20, 2006

(1)  Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplementally copies of any of the omitted schedules and exhibits upon request by the SEC.
IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC In connection with the proposed merger, Gasco will file with the SEC a Registration Statement on Form S-4 that will include a proxy statement of Brek that also constitutes a prospectus of Gasco. Brek will mail the joint proxy statement/prospectus to its stockholders. Investors and security holders are urged to read the joint proxy statement/prospectus regarding the proposed merger when it becomes available because it will contain important information. You may obtain a free copy of the joint proxy statement/prospectus (when available) and other related documents filed by Gasco and Brek with the SEC at the SEC’s website at www.sec.gov. The joint proxy statement/prospectus (when it is filed) and the other documents may also be obtained for free by accessing Gasco’s website at www.gascoenergy.com or by accessing Brek’s website at www.brekenergy.com.
     Gasco, Brek and their directors, executive officers and certain other persons may be deemed to be participants in the solicitation of proxies from Brek’s stockholders in connection with the proposed transactions. Information regarding such persons and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials filed with the SEC. You can obtain free copies of these documents from Brek or Gasco using the contact information above.
Cautionary Language Regarding Forward-Looking Information
     This Current Report on Form 8-K contains forward-looking statements. Such statements include, but are not limited to, statements about the benefits of the contemplated transaction between Gasco and Brek, including financial and operating results, the parties’ plans, objectives, expectations and intentions and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of Gasco’s management and are subject to significant risks and uncertainties. Actual results may differ materially from those set forth in the relevant forward-looking statements. Additional factors that could cause Gasco’s results to differ materially from those described in the forward-looking statements can be found in Gasco’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GASCO ENERGY INC.

Date: September 20, 2006	By:	/s/ W. King Grant
	Name:	W. King Grant
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of September 20, 2006, by and among Gasco Energy, Inc., Gasco Acquisition, Inc. and Brek Energy Corporation (1)

4.1	Voting Agreement, dated September 20, 2006, by and among Gasco Energy, Inc., Richard N. Jeffs, Gregory Pek, Ian Robinson, Michael L. Nazmack, Eugene Sweeney and Shawne Malone

99.1	Press Release issued by Gasco Energy, Inc., dated September 20, 2006

(1)  Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplementally copies of any of the omitted schedules and exhibits upon request by the SEC.